REVENUE	12 Months Ended
Dec. 31, 2021
Disclosure Of Revenue From Contracts With Customers [Abstract]
REVENUE	REVENUE
The revenue fully relates to the transfer of goods and is recognized at a point in time when the goods have been delivered to the customer. During 2021, the sales of RUCONEST® in the US market were US$193.4 million (2020: US$202.7 million)
Revenues in Europe were US$4.9 million in 2021 (2020: US$8.2 million). Revenues in Rest of the World (excluding Europe) were US$0.5 million (from US$1.3 million in 2020).
Two U.S. customers represented approximately US$156.6 million (79%) of our net revenues in 2021. For 2020 and 2019, the two US customers represented approximately US$161.7 million (76%) and US$146.6 million (77%) of our revenues. These customers are large specialty wholesale companies that are specialized in distribution of pharmaceuticals in our and our competitors’ disease area and that distribute our product.